Exhibit 10.3

AMENDMENT #3 TO

AGREEMENT AMONG THE ATTORNEY GENERAL OF THE STATE OF NEW YORK, THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK, THE ATTORNEY GENERAL OF THE STATE OF CONNECTICUT, THE ILLINOIS ATTORNEY GENERAL, THE DIRECTOR OF THE DIVISION OF INSURANCE, ILLINOIS DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION, AND AON CORPORATION AND ITS SUBSIDIARIES AND AFFILIATES (COLLECTIVELY “AON”) DATED MARCH 4, 2005 (hereinafter, the “Settlement Agreement”)

WHEREAS, the parties have entered into previous amendments to the Settlement Agreement in order to clarify its application to certain Aon businesses and practices;

WHEREAS, the parties have agreed to further amend the Settlement Agreement to clarify its application to certain other Aon businesses and practices;

NOW THEREFORE, the parties agree that the Settlement Agreement shall be clarified and amended as follows:

1.                                       In connection with any transaction for which Aon, through a subsidiary listed on Attachment A, acts exclusively as an agent on behalf of an insurer with respect to an insurance product or service, and concerning which Aon does not offer an insured other options or otherwise participate in the insured’s choice of such product or service (an “MGU Subsidiary”), Aon shall not be required to provide disclosure of compensation or obtain the written consent specified in paragraphs 8 and 15 of the Settlement Agreement. This exception does not apply to situations in which an Aon entity or employee is the subproducer or has any direct contact with the insured, other than in connection with an insured’s claim under its policy. If Aon acquires or forms a new MGU Subsidiary, Aon shall provide notice by Express Mail to the General Counsels of the New York and Illinois Departments of Insurance and the Attorneys General in the form of a revised Attachment A, which Aon shall represent and warrant lists only MGU Subsidiaries as defined above. If none of the parties object within 60 days this Amendment will become applicable to any newly listed MGU subsidiary. If Aon changes the name of any of the MGU Subsidiaries listed on Attachment A, it shall provide prompt notice to the parties.

2.                                       Notwithstanding the disclosure and consent requirements of paragraphs 8 and 15 of the Settlement Agreement, whenever an Aon Affinity operation acts as a program administrator for a client professional association or other non-Aon entity, Aon Affinity will obtain consent to its commission from that entity rather than from member insureds. For all other Affinity programs, Affinity will make disclosure and obtain consent directly from the insureds, except when an insured is represented by a non-Aon producer, in which case no disclosure or consent to Affinity’s commission shall be required.

WHEREFORE, the following signatures are affixed hereto on this    th day of April, 2006.

ELIOT SPITZER	HOWARD MILLS

/s/	/s/
Attorney General of the	Superintendent of Insurance
State of New York	New York State Insurance Department
120 Broadway, 25th Floor	25 Beaver Street
New York, NY 10271	New York, NY 10004

RICHARD BLUMENTHAL	PEOPLE OF THE STATE OF ILLINOIS

/s/ Richard Blumenthal	/s/ Lisa Madigan
Attorney General of the	by:	Lisa Madigan
State of Connecticut		Attorney General of the
55 Elm Street		State of Illinois
Hartford, CT 06171-0120

DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION OF THE STATE OF ILLLINOIS;
DEAN MARTINEZ, SECRETARY

DIVISION OF INSURANCE	AON CORPORATION

/s/ Michael T. McRaith	/s/ D. Cameron Findlay
Michael T. McRaith	by:	D. Cameron Findlay
Director		Executive Vice President and
General Counsel

ATTACHMENT A

As of the date of Amendment #2 to the Settlement Agreement, Aon’s MGU Subsidiaries, as defined in Amendment #2, are as follows:

Wexford Underwriting Managers, Inc. (DE)

Muirfield Underwriters, Ltd. (DE)

Financial & Professional Risk Solutions, Inc. (IL), including the following operating divisions:

•      Scarborough

•      Bankers Insurance Service

•      Insurmark

•      Floodwatch

•      M&A Risk Solutions

•      AUSCO

•      Strategic Underwriters Insurance

•      Media/Professional Insurance

Financial & Professional Risk Solutions Insurance Agency, Inc. (CA), trading in California under the operating divisions listed above

Underwriters Marine Service, Inc. (LA)

Underwriters Marine Services of Texas, Inc. (TX)

Special Risk Resources Insurance Agency, Inc. (CA) doing business other than in New York as Construction Program Group

Special Risk Resources Insurance Agency of New York, Inc. (NY) doing business in New York as Construction Program Group

Prairie State Administrative Services, Inc. (IL)

MPI Insurance Agency, Inc.

Huntington T. Block Insurance Agency, Inc. (DC)

Johnson, Rooney, Welch, Inc. (CA)

Aon hereby represents and warrants that the above listed entities act exclusively as agent on behalf of an insurer, and do not participate in the insured’s choice of insurance product or service.

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